                                     (TRI-COUNTY TUMBLEWEED, CINCINNATI, OHIO)




                                   LEASE AGREEMENT

                                          BY

                                      KELLER LLC
                                      ("LESSOR")

                                         AND

                                   TUMBLEWEED, LLC
                                      ("LESSEE")

                         SUMMARY OF SELECTED LEASE PROVISIONS
                      (TRI-COUNTY TUMBLEWEED, CINCINNATI, OHIO)


                                   IMPORTANT NOTICE
                                   ----------------

THIS SUMMARY IS FOR CONVENIENCE AND REFERENCE ONLY. IT IS MERELY A SUMMARY AND, THEREFORE, IS INCOMPLETE. FURTHERMORE, THIS SUMMARY IS SUBJECT TO THE PROVISIONS OF THE LEASE IN ITS ENTIRETY, AND IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS SUMMARY AND ANY OF THE PROVISIONS OF THE LEASE, THE LEASE PROVISIONS SHALL GOVERN.


LESSOR.............................     KELLER, LLC

LESSEE.............................     TUMBLEWEED, LLC

LEASED PREMISES....................     Approximately 1.5978 acres located on
                                        Princeton Pike, Springdale, Ohio
                                        (SEE EXHIBIT A FOR DETAILED DESCRIPTION)

INITIAL TERM.......................     11-YEARS

RENEWAL TERMS......................     FOUR 5-YEAR Renewal Periods

BASE   INITIAL TERM (BEFORE $1,625,000
RENT   "CEILING" REACHED)..........     NO RENT DUE OR ACCRUED

       INITIAL TERM (AFTER $1,625,000
       "CEILING" REACHED, BUT BEFORE
       REVENUE PRODUCING BUSINESS
       OPERATIONS COMMENCED).........   AMOUNT PER MONTH equal to THE PRODUCT OF
                                        (I) $1,625,000, TIMES (II) STOCKYARDS
                                        PRIME RATE PLUS 1% PER ANNUM, TIMES
                                        (III) THE QUOTIENT OF (A) THE NUMBER
                                        OF DAYS IN SUCH MONTH, DIVIDED BY
                                        (B) 365.

       INITIAL TERM (AFTER REVENUE
       PRODUCING BUSINESS
       OPERATIONS COMMENCED).........   $15,557.42 PER MONTH ($186,689.04
                                        annualized) (*)

       RENEWAL TERMS.................   $15,557.42 PER MONTH ($186,689.04
                                        annualized) (*)

       PLUS CPI Increase (Based on Increase in CPI for Last Year of
                                        Preceding Initial Term or Renewal
                                        Term OVER CPI for Second-to-Last Year)

       PERCENTAGE RENT...............   5% of Lessee's Annual Gross Sales OVER
                                        $2,100,000.00

(*) Base Rent will be adjusted to 11.49% of costs, if Lessor's Total Investment is less than $1,625,000


     INSURANCE.....................     To be provided by Lessee

     UTILITIES.....................     To be provided by Lessee

     REAL PROPERTY TAXES...........     To be paid by Lessee

     MAINTENANCE...................     To be provided by Lessee

     RIGHT OF FIRST REFUSAL........
                                        Lessee has right of first refusal at
                                        time of proposed sale, exchange, or
                                        other disposition of Leased Premises by
                                        Lessor

     LESSOR'S OBLIGATION TO BUILD..     Lessor to build restaurant building
                                        per Lessee's specifications and
                                        directions at a cost, including land
                                        cost and Deemed Interest Factor, not
                                        to exceed $1,625,000

                                   LEASE AGREEMENT
                      (TRI-COUNTY TUMBLEWEED, CINCINNATI, OHIO)

                                  TABLE OF CONTENTS

-------------------------------------------------------------------------------

ARTICLE/SECTION                                                           PAGE

-------------------------------------------------------------------------------

1 GRANT OF LEASED PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.1 PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2 TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.1 COMMENCEMENT AND EXPIRATION OF TERM.. . . . . . . . . . . . . . . . 1
     2.2 HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3 RENT; SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.1 BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.2 PERCENTAGE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.3 ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.4 DELINQUENT RENT . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.5 SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.6 SURVIVAL OF OBLIGATION TO PAY RENT. . . . . . . . . . . . . . . . . 6

4 USE OF THE LEASED PREMISES; QUIET ENJOYMENT. . . . . . . . . . . . . . . . 6
     4.1 GENERAL PURPOSES. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     4.2 COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . . . . . . . . 6
     4.3 HAZARDS AND WASTE . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.4 GENERAL REPRESENTATIONS AND WARRANTIES OF LESSOR; QUIET ENJOYMENT . 7

5 INSURANCE; INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.1 FIRE AND HAZARD INSURANCE . . . . . . . . . . . . . . . . . . . . . 8
     5.2 LIABILITY INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.3 WORKERS' COMPENSATION AND UNEMPLOYMENT CONTRIBUTIONS. . . . . . . . 8
     5.4 OTHER INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.5 CERTIFICATES OF INSURANCE . . . . . . . . . . . . . . . . . . . . . 9
     5.6 WAIVER OF SUBROGATION . . . . . . . . . . . . . . . . . . . . . . . 9
     5.7 INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                                   LEASE AGREEMENT
                      (TRI-COUNTY TUMBLEWEED, CINCINNATI, OHIO)

                                  TABLE OF CONTENTS

-------------------------------------------------------------------------------

ARTICLE/SECTION                                                           PAGE

-------------------------------------------------------------------------------

6 RECONSTRUCTION AND EMINENT DOMAIN. . . . . . . . . . . . . . . . . . . . . 10
     6.1 CASUALTY, DESTRUCTION OR DAMAGE TO THE LEASED PREMISES. . . . . . . 10
     6.2 EMINENT DOMAIN. . . . . . . . . . . . . . . . . . . . . . . . . . . 11

7 UTILITIES; MAINTENANCE, ALTERATIONS AND REPAIRS; CONSTRUCTION OF
  SPECIFIED BUILDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     7.1 UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     7.2 MAINTENANCE AND REPAIRS . . . . . . . . . . . . . . . . . . . . . . 13
     7.3 ALTERATIONS BY TENANT . . . . . . . . . . . . . . . . . . . . . . . 13
     7.4 MECHANICS OR MATERIALMEN'S LIENS. . . . . . . . . . . . . . . . . . 14
     7.5 SIGNS AND OTHER TRADE FIXTURES. . . . . . . . . . . . . . . . . . . 14
     7.6 LESSOR'S RIGHT OF ENTRY . . . . . . . . . . . . . . . . . . . . . . 15
     7.7 CONSTRUCTION OF SPECIFIED BUILDING. . . . . . . . . . . . . . . . . 15

8 TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     8.1 ADDITIONAL RENT FOR REAL PROPERTY TAXES . . . . . . . . . . . . . . 17
     8.2 PERSONAL PROPERTY TAXES.. . . . . . . . . . . . . . . . . . . . . . 17
     8.3 INCOME TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

9 ESTOPPEL CERTIFICATES; SUBORDINATION; ATTORNMENT . . . . . . . . . . . . . 18
     9.1 ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . 18
     9.2 MORTGAGE SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . 18
     9.3 NONDISTURBANCE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . 19
     9.4 DEFAULT OF LESSOR UNDER MORTGAGES . . . . . . . . . . . . . . . . . 19
     9.5 LESSEE'S NOTICE TO MORTGAGEES OF LESSOR'S DEFAULTS UNDER THIS LEASE 19

10 DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     10.1 DEFAULT BY LESSEE; REMEDIES. . . . . . . . . . . . . . . . . . . . 20
     10.2 DEFAULT BY LESSOR. . . . . . . . . . . . . . . . . . . . . . . . . 22
     10.3 REMEDIES CUMULATIVE. . . . . . . . . . . . . . . . . . . . . . . . 23
     10.4 ATTORNEY FEES AND COSTS. . . . . . . . . . . . . . . . . . . . . . 23

                                   LEASE AGREEMENT
                      (TRI-COUNTY TUMBLEWEED, CINCINNATI, OHIO)

                                  TABLE OF CONTENTS

--------------------------------------------------------------------------------

ARTICLE/SECTION                                                             PAGE

--------------------------------------------------------------------------------


     10.5 FORCE MAJEURE. . . . . . . . . . . . . . . . . . . . . . . . . .   23
     10.6 WAIVER OF CERTAIN DEFENSES . . . . . . . . . . . . . . . . . . .   23

11 RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . . . . . . . . .   23
     11.1 EXERCISE OF RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . .   23
     11.2 FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL . . . . . . . . . . .   24
     11.3 TRANSFER OF EQUITY INTERESTS IN LESSOR . . . . . . . . . . . . .   24
     11.4 TRANSFERS TO RELATED PARTIES EXCLUDED. . . . . . . . . . . . . .   24

12 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     12.1 ASSIGNMENT OR SUBLETTING . . . . . . . . . . . . . . . . . . . .   25
     12.2 SUCCESSOR LESSOR'S LIABILITY . . . . . . . . . . . . . . . . . .   25
     12.3 RELATIONSHIP OF THE PARTIES. . . . . . . . . . . . . . . . . . .   25
     12.4 ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . .   25
     12.5 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     12.6 NO WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     12.7 SEVERABILITY AND INVALIDITY. . . . . . . . . . . . . . . . . . .   27
     12.8 CAPTIONS, HEADINGS AND SUMMARY . . . . . . . . . . . . . . . . .   27
     12.9 SUCCESSORS AND PERMITTED ASSIGNS . . . . . . . . . . . . . . . .   28
     12.10 GENDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     12.11 RECORDING . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     12.12 GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . .   28
     12.13 COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . .   28
     12.14 FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . .   28

                                        --A--

ADDITIONAL RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                        --B--

BANK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
BASE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                                        --C--

CEILING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
CPI INCREASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
CPI INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

                                        --G--

GROSS SALES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                        --I--
INITIAL TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                        --L--

LEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
LEASED PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
LESSEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
LESSOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 25

                                        --M--

MORTGAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
MORTGAGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                        --N--

NOTICE PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                                        --P--

PERCENTAGE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                        --R--

REAL PROPERTY TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
RENEWAL TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
RENEWAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                        --S--

SPECIFIED BUILDING . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
STATED PORTION OF THE BASE RENT. . . . . . . . . . . . . . . . . . . . .   3
STOCKYARDS PRIME RATE. . . . . . . . . . . . . . . . . . . . . . . . . .   4
SUBSTANTIAL PORTION. . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                        --T--

TOTAL LESSOR INVESTMENT. . . . . . . . . . . . . . . . . . . . . . . . .   3
TRADE FIXTURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                                   LEASE AGREEMENT
                                   ---------------


     THIS LEASE AGREEMENT ("LEASE") is made and entered into as of the ___ day ________, 1995 by (I) KELLER LLC, a Kentucky limited liability company, (the "LESSOR"); and (II) TUMBLEWEED, LLC, a Kentucky limited liability company (the "LESSEE").

                                     WITNESSETH:
                                     ----------

     IN CONSIDERATION OF the mutual covenants and agreements herein contained, the parties agree as follows:

                                       ARTICLE
                                          1
                               GRANT OF LEASED PREMISES
                 ----------------------------------------------------


     1.1    PREMISES

            Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the term, at the rental and upon all of the conditions set forth herein, that certain real property and all improvements thereon and fixtures and appurtenances thereto located at ______ PRINCETON PIKE, SPRINGDALE, OHIO 4______, as more particularly described on EXHIBIT A attached hereto and made a part hereof, including, but not limited to, any fixtures, buildings, or other improvements or alterations constructed, added, or made by Lessor or Lessee during the Term (as hereinafter defined) in accordance with the provisions of this Lease and all of Lessor's easements and appurtenances in, over, and upon adjoining and adjacent public and private land, highways, roads, streets, lanes and other areas reasonably required for ingress and egress and for the installation, maintenance, operation and service of utilities (the "LEASED PREMISES").

                                       ARTICLE
                                          2
                                         TERM
                 ----------------------------------------------------


     2.1    COMMENCEMENT AND EXPIRATION OF TERM.

            (a)     INITIAL TERM

                    The initial term of this Lease shall commence as of the date hereof and shall end on the LAST DAY OF THE 132ND MONTH AFTER THE FULL BASE RENT COMMENCEMENT DATE (defined below), unless sooner terminated in accordance with the terms and conditions set forth herein (the "INITIAL TERM").

            (b)     RENEWAL TERMS

                    The term of this Lease shall be automatically renewed for successive additional periods of 60 months each (collectively, the "RENEWAL TERMS" and each individually, a "RENEWAL TERM") upon the expiration of the Initial Term and each of the first three Renewal Terms (the Initial Term and all Renewal Terms are collectively referred to as the "TERM"), unless at least 120 days prior to the expiration of the Initial Term or any Renewal
Term Lessee gives written notice to Lessor that the Term will end at the expiration of such period. This Lease shall not be renewable at the end of the fourth Renewal Term unless amended in writing to provide for such renewal.

     2.2    HOLDING OVER

            In the absence of a written agreement to the contrary or written renewal of this Lease, if Lessee remains in possession of the Leased Premises after the expiration of the Term or the sooner termination of this Lease, Lessee, at the option of Lessor, shall be deemed to be occupying the Leased Premises as a tenant from month-to-month at 150% of the then Monthly Base Rent, subject to all of the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy, and either party may terminate such month-to-month tenancy on 30 days' notice to the other.

                                       ARTICLE
                                          3
                                RENT; SECURITY DEPOSIT
                 ----------------------------------------------------


     3.1    BASE RENT

            (a)     DETERMINATION OF BASE RENT

                    Lessee shall pay to Lessor a minimum guaranteed rental (the "BASE RENT") with respect to each month during the Term determined in accordance with the following schedule (PROVIDED, HOWEVER, that the Base Rent for any partial month during the Term shall be prorated in accordance with the ratio of the number of days of such month within the Term to the total number of days of such month):

               ---------------------------------------------------------------
                         PERIOD              BASE RENT
               ---------------------------------------------------------------
               Initial Term (before          No rent due or accrued
               $1,625,000 Ceiling
               reached)
               ---------------------------------------------------------------
               Initial Term (after           Amount per month equal to THE
               $1,625,000 Ceiling            PRODUCT OF (I) $1,625,000, TIMES
               reached, but before           (II) Stockyards Prime Rate PLUS 1%
               Full Base Rent                per annum, TIMES (III) THE QUOTIENT
               ---------------------------------------------------------------

               ---------------------------------------------------------------
               Commencement                  OF (A) the number of days in such
               Date(2)                       month, DIVIDED BY (B) 365
               ---------------------------------------------------------------
               Initial Term(2)               $15,557.42 per month (1)
               ---------------------------------------------------------------
               Renewal Term                  $15,557.42 per month
                                             (1) PLUS CPI Increase
               ---------------------------------------------------------------
               (1) Adjusted to 11.49% of Total Lessor Investment (as hereinafter defined) if Total Lessor Investment is less than $1,625,000.

               (2) FULL BASE RENT COMMENCEMENT DATE shall mean the earlier to occur of (a) the date Lessee first derives revenues from the sale of food and beverages in the ordinary course of its restaurant business upon the Leased Premises or (b) 30 days after completion of LESSOR'S WORK (defined below)

            (b)     CPI INCREASE

                    (i) For all purposes of this Agreement, the term "CPI INCREASE" with respect to each Renewal Period shall mean an amount WHICH BEARS THE SAME RATIO TO the Stated Portion of the Base Rent (as hereinafter defined) with respect to such Renewal Period AS the CPI Index (as hereinafter defined) for the last year of the Term immediately preceding such Renewal Term BEARS TO the CPI Index for the second-to-last year of the Term preceding such Renewal Term.

                    (ii) For all purposes of this Agreement, the term "STATED PORTION OF THE BASE RENT" with respect to the Base Rent for any Renewal Period shall mean the portion of such Base Rent determined without regard to any CPI Increase (I.E., the fixed dollar amount of the Base Rent as set forth in the schedule set forth above with respect to such Renewal Period).

                    (iii) For all purposes of this Agreement, the term "CPI INDEX" for any year shall mean the simple average CONSUMER PRICE INDEX FOR ALL ITEMS AND MAJOR GROUP FIGURES FOR ALL URBAN CONSUMERS, as published by the Bureau of Labor Statistics, U.S. Department of Labor, with respect to such year. Accordingly, (A) if such consumer price index is published monthly, the CPI Index will be the simple average of the 12 indices so published, (B) if such consumer price index is published quarterly, the CPI Index will be the simple average of the 4 indices so published, and (C) if such consumer price index is published only annually, the CPI Index will be the index so published. If there is no such consumer price index published with respect to any year, then its successor (or if no such successor exists, the most comparable index thereto) shall be used and applied on a reasonably consistent and equitable basis.

            (c)     TOTAL LESSOR INVESTMENT

                    For all purposes of this Lease , the term "TOTAL LESSOR INVESTMENT" shall mean THE SUM OF (I) the amount paid by Lessor to acquire the land constituting a part of the Leased Premises including any "soft costs" such as legal fees, title and survey expenses, permit and license fees and architect fees, (II) the amounts expended by Lessor to build the Specified Building as hereinafter provided, AND (III) an amount equal to interest on the amounts expended by Lessor pursuant to the foregoing clauses
(I) and (II) from the dates of such expenditures until

THE FIRST TO OCCUR OF (A) actual monetary Base Rent being required to be paid pursuant to Section 3.1((a)) above, OR (B) the Total Lessor Investment equals $1,625,000 (the "CEILING"), such interest equivalent amount to be computed based on a rate per annum equal to the Stockyards Prime Rate PLUS 1% per annum during such period. For all purposes of this Lease, the term "STOCKYARDS PRIME RATE" during any period shall mean the interest rate per annum most recently designated by STOCK YARDS BANK AND TRUST COMPANY, Louisville, Kentucky (the "BANK"), as its "Prime Rate" in effect at the beginning of such period and as the same may be changed from time to time by the Bank during such period.

            (d)     PAYMENT OF THE BASE RENT

                    The Base Rent for the first month of the Term shall be due and payable in advance upon execution of this Lease, and the Base Rent for each month of the Term thereafter shall be due and payable in advance on the 1st day of such month, without prior demand therefor. Unless otherwise directed by Lessor in writing, Lessee shall pay the Base Rent due and payable at any time to Lessor at the address for Lessor which is then applicable as to notices under the provisions of Section 12.5 below.

     3.2    PERCENTAGE RENT

            (a)     DETERMINATION OF PERCENTAGE RENT

                    In addition to the Base Rent, Lessee shall pay to Lessor, as a percentage rental (the "PERCENTAGE RENT") with respect to each year (or partial year) during the Term of this Lease, an amount equal to FIVE PERCENT (5%) of THE EXCESS, IF ANY, OF Lessee's Gross Sales during such year, OVER $2,100,000.00 (which amount shall be prorated for any partial lease year).

            (b)     DEFINITION OF GROSS SALES

                    The term "GROSS SALES" with respect to any year (or partial year) during the Term shall mean the aggregate gross sales price of all food, beverages and merchandise sold in, from, or with respect to the Leased Premises, whether for cash, on credit, or otherwise, EXCLUDING, HOWEVER, (I) any rental tax, sales tax, gross receipts tax, or similar tax by whatever name called, the amount of which is determined by the amount of sales made, and which Lessee may be required to collect and account for to any governmental agency, (II) any transfers of food or beverages made by Lessee from the Leased Premises to any other stores, warehouses, or commissaries of Lessee or its affiliated companies or franchisees without mark-up or gross profit, and that are unrelated to sales generated from the Leased Premises, (III) any credits or refunds made to customers as a courtesy or for food or beverages returned, exchanged or deemed unsatisfactory, (IV) any returns of food or beverages to suppliers or manufacturers, and (V) the net amount of any discounts allowed to customers, including discounts resulting from the issuance to customers of trading stamps, receipts or coupons for food or beverages.

            (c)     RECORD OF SALES

                    Lessee shall keep complete and accurate books and records of its Gross Sales, which books and records shall be kept for at least two years by Lessee at Lessee's address hereinafter designated for notices. At the time that the Percentage Rent is due and payable with respect to each year (or partial year) during the Term, Lessee shall submit to Lessor a written statement of the Gross Sales of Lessee with respect to such year (or partial year). Such statement of Gross Sales shall be treated as confidential by Lessor and shall be conclusive unless Lessor, within 90 days after receipt of such statement, shall cause an audit of applicable records to be commenced by a certified public accountant engaged and paid by Lessor, which audit shall thereafter be pursued by such certified public accountant with reasonable diligence; PROVIDED, HOWEVER, that if such audit discloses a discrepancy greater than 10% of the amount of Gross Sales with respect to which Lessee paid Lessor Percentage Rent, then Lessee shall reimburse Lessor for the costs of such audit together with interest at the Stockyards Prime Rate per annum as to any underpayment of the Percentage Rent.

            (d)     PAYMENT OF PERCENTAGE RENT

                    The Percentage Rent with respect to each year (or partial year) during the Term of this Lease shall be due and payable within 60 days after the end of such year (or partial year), without prior demand therefor. Unless otherwise directed by Lessor in writing, Lessee shall pay the Percentage Rent due and payable at any time to Lessor at the address for Lessor which is then applicable as to notices under the provisions of Section
12.5 below.

            (e)     RETAIL RESTRICTION LIMIT/FAILURE TO OPERATE

                    The parties acknowledge that the realization of the benefits of a percentage rent lease are dependent upon Lessee maximizing its gross sales and that failure to operate or self-competition is inconsistent with the generation of maximum gross sales. The parties further acknowledge that Base Rent was negotiated together with and giving consideration to the Percentage Rent rate and base and that self-competition or failure to operate by Lessee will deprive Lessor of a bargained-for consideration. Accordingly, Lessee covenants and agrees that during the Term and any extensions or renewals thereof (a) Lessee will not, directly or indirectly, engage in any business similar to or in competition with the business operated on the Leased Premises within a radius of two miles from the Leased Premises (provided, however, a "food court" type of restaurant shall not be deemed to be competitive with the business operated on the Leased Premises) and (b) Lessee shall use its reasonable best efforts to operate its restaurant business in the Leased Premises with reasonable due diligence and efficiency so as to maximize to the extent reasonably and economically feasible the Gross Sales which may be produced by such manner of operation. Subject to matters beyond the reasonable control of Lessee, Lessee shall carry at all times in the Leased Premises a stock of merchandise of such size, character, and quality as shall be reasonably designed to maximize to the extent reasonably and economically feasible the return to Lessor and Lessee. Lessee shall generally operate seven days a week at such hours as are customary for similar restaurants in the geographic area of the Leased Premises.

     3.3    ADDITIONAL RENT

            Lessee shall pay, as additional rent, certain amounts with respect to taxes, maintenance, and other factors as provided under other provisions of this Lease (collectively, the "ADDITIONAL RENT"). For all purposes of this Lease, the term "RENT" shall include all Base Rent, Percentage Rent, and Additional Rent.

     3.4    DELINQUENT RENT

            Each unpaid installment of Rent or other amount required to be paid by Lessee to Lessor under this Lease shall bear interest from 10 days after the date on which such Rent or other amount is due and payable at the Prime Rate plus 2% per annum.

     3.5    SECURITY DEPOSIT

            There shall be no security deposit required under this Lease.

     3.6    SURVIVAL OF OBLIGATION TO PAY RENT

            Lessee's obligation to pay all Rent when due shall survive the expiration or sooner termination of the Term.

                                       ARTICLE
                                          4
                     USE OF THE LEASED PREMISES; QUIET ENJOYMENT
                 ----------------------------------------------------


     4.1    GENERAL PURPOSES

            Lessee shall use or permit the use of the Leased Premises for a restaurant and such other activities as are incidental thereto, and may not use or permit the use of the Leased Premises for any other use or purposes without the prior written consent of Lessor, which approval shall not be unreasonably withheld.

     4.2    COMPLIANCE WITH LAWS

            Lessee, at its sole cost and expense, shall comply in all material respects, and shall cause the Leased Premises to comply, in all material respects, with all statutes, laws, ordinances, and governmental codes, rules, and regulations now or hereafter applicable to the Leased Premises, including, without limitation, all federal, state, or local environmental laws, all fire, health, or safety codes and all zoning rules and regulations and including, without limitation, those which require the making of any structural or non-structural repairs, alterations, or improvements to the Leased Premises.

     4.3    HAZARDS AND WASTE

            Lessee shall not create or permit any hazard, nuisance, menace, or waste in, on or about the Leased Premises.

     4.4    GENERAL REPRESENTATIONS AND WARRANTIES OF LESSOR; QUIET ENJOYMENT

            Lessor represents and warrants to Lessee that:

            (a)     POWER AND AUTHORITY

                    Lessor owns the Leased Premises in fee simple and has full power and authority to execute and perform its obligations under this Lease.

            (b)     LIENS AND ENCUMBRANCES

                    During the Term, the Leased Premises shall be free and clear of all liens and encumbrances superior to the leasehold interests of Lessee under this Lease, EXCEPT (I) those liens and encumbrances of record (other than mortgages) as of the date Lessor obtained the land comprising a part of the Leased Premises (or liens or encumbrances in substitution or renewal thereof), (II) those liens and encumbrances which may be placed on the Leased Premises by or with the specific written consent of Lessor and Lessee in connection with any buildings or other improvements required to be built by Lessor or Lessee under this Lease, (III) those liens or encumbrances which may be placed on the Leased Premises by or with the specific written consent of Lessor in compliance with the provisions of Sections 9.2 and 9.3 hereof, (IV) existing zoning ordinances which affect the Leased Premises or which may hereafter exist during the Term, and (V) easements for public utilities and easements of any public highways, and (vi) the lien of real estate ad valorm taxes not then due and payable.

            (c)     QUIET ENJOYMENT

                    During the Term, PROVIDED, HOWEVER, that Lessee is not in default under this Lease, Lessee shall peaceably hold and have quiet enjoyment of the Leased Premises free from interference from anyone lawfully claiming any interest in the Leased Premises (but subject to the terms and conditions of this Lease).

            (d)     TAXES

                    All taxes on the Leased Premises, except current taxes not due and payable, have been paid in full.

                                       ARTICLE
                                          5
                              INSURANCE; INDEMNIFICATION
                 ----------------------------------------------------


     5.1    FIRE AND HAZARD INSURANCE

            Lessee, at Lessee's expense, shall obtain and keep in force at all times during the Term of this Lease one or more policies of insurance covering loss or damage to the Leased Premises in the amount of the full replacement value thereof. Such policies shall provide protection against all perils included within the classifications of fire, extended coverage, vandalism, malicious mischief and special extended perils (all risks) and shall name Lessor as an additional insured.

     5.2    LIABILITY INSURANCE

            Lessee, at Lessee's expense, shall obtain and keep in force at all times during the Term of this Lease one or more insurance policies of comprehensive public liability insurance insuring Lessor and Lessee against all liability arising out of the ownership, use, occupancy, or maintenance of the Leased Premises, with policy limits of no less than $5,000,000.00 with respect to injuries to, or death of, any persons on the Leased Premises, or occurrences of any property damage to third parties caused on the Leased Premises, whether or not caused by any of Lessee's employees, agents, representatives, guests or invitees.

     5.3    WORKERS' COMPENSATION AND UNEMPLOYMENT CONTRIBUTIONS

            If the nature of Lessee's operation is such as to place any or all of its employees under the coverage of local workers' compensation or similar statutes and/or unemployment compensation schedules, Lessee shall also keep in force, at Lessee's expense, workers' compensation or similar insurance affording statutory coverage and containing statutory limits, and shall make all unemployment compensation contributions required by law.

     5.4    OTHER INSURANCE

            Lessee shall be responsible for obtaining, at Lessee's expense, business interruption insurance which will cover the payment of Rent and other charges due hereunder for at least twelve months and insurance on the equipment, inventory, merchandise, supplies and other property of Lessee on or about the Leased Premises in a commercially reasonable amount. Lessee, on its behalf and on its insurers' behalf, hereby expressly waives any and all claims against Lessor for loss or damage to Lessee's equipment, inventory, merchandise, supplies and other property on or about the Leased Premises due to fire, explosion, windstorm, or any other casualty, or due to any other cause whatsoever, regardless whether Lessee has procured insurance thereon and regardless of the cause of such loss or damage, including, without limitation, loss or damage resulting from the negligence of Lessor or Lessor's partners, officers, managers, members, directors, employees, agents and representatives.

     5.5    CERTIFICATES OF INSURANCE

            Lessee shall deliver to Lessor copies of the insurance policies required under Sections 5.1 and 5.2 hereof and certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification except after 10 days' prior written notice to Lessor. Lessor shall, within 10 days prior to the expiration of any policy, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand of Lessor or the applicable insurance company.

     5.6    WAIVER OF SUBROGATION

            Lessor and Lessee each hereby waives any and all rights of recovery against the other, or against the partners, officers, managers, members, directors, employees, agents and representatives of the other, for loss or damage to such waiving party or its property or the property of others under its control, to the extent such damage or destruction is insured against under any insurance policies in force at the time of such loss or damage. The provisions of this Section 5.6 shall be effective during the Term for so long as such provisions do not prohibit securing insurance coverage from responsible insurance companies by either party after a good faith effort. Lessor and Lessee shall give notice to its insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease and attempt in good faith to cause its insurance policies with respect to the Leased Premises, and the property contained therein, to be endorsed to permit the foregoing waiver of subrogation.

     5.7    INDEMNIFICATION

            Lessee shall indemnify Lessor and save and hold Lessor harmless from and against any and all claims, actions, damages, liabilities, and expenses in connection with loss of life, personal injury and/or damage to property arising from, out of, or in connection with the occupancy or use by Lessee of the Leased Premises or any part thereof; PROVIDED, HOWEVER, that this indemnification by Lessee shall not extend to acts of negligence of Lessor, or Lessor's officers, managers, members, directors, partners, employees, agents, or representatives, or to events or accidents which occur as a result of Lessor's failure to perform its obligations under this Lease. In the event Lessor shall, without any fault on its part, be made a party to any litigation commenced by or against Lessee, or against Lessor as a result of any action or inaction by Lessee in connection with the Leased Premises, then Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses, and reasonable attorneys fees incurred or paid by Lessor in connection with such litigation.

                                       ARTICLE
                                          6
                          RECONSTRUCTION AND EMINENT DOMAIN
                 ----------------------------------------------------


     6.1    CASUALTY, DESTRUCTION OR DAMAGE TO THE LEASED PREMISES

            (a)     OBLIGATION TO RESTORE MINOR DAMAGE

                    If the Leased Premises are damaged by fire or other casualty as to make 25% or less of the rentable square footage of the buildings constituting a part of the Leased Premises untenantable and such loss is fully covered by insurance obtained by Lessee as required under this Lease, Lessor shall repair or restore the Leased Premises to substantially the same condition as before the damage as soon as reasonably practicable to the extent of available insurance proceeds.

            (b)     OPTIONS IF SUBSTANTIAL DAMAGE; NOTICE

                    If the Leased Premises are damaged so substantially by fire or other casualty as to make more than 25% of the rentable square footage of the buildings constituting a part of the Leased Premises untenantable, Lessor shall have 30 days (the "NOTICE PERIOD") from the date of such damage to notify Lessee whether Lessor elects to repair and restore the Leased Premises to substantially the same condition as before the damage; PROVIDED, HOWEVER, that if such damage to the Leased Premises occurs at a time when the remainder of the Term is 12 months or less, then, notwithstanding any other provision hereof which might be construed to the contrary, Lessee may, at Lessee's option and upon at least 10 days prior written notice to Lessor, terminate this Lease without penalty or liability, upon which termination Lessee shall promptly surrender the Leased Premises to Lessor.

            (c)     LESSOR'S ELECTION NOT TO RESTORE OR FAILURE TO GIVE NOTICE

                    If Lessor notifies Lessee within the Notice Period that Lessor elects not to repair or restore the Leased Premises, or if Lessor fails or neglects to notify Lessee within the Notice Period that Lessor plans to repair and restore the Leased Premises, then, in either case, Lessee may, at its option, within 30 days after the expiration of the Notice Period, terminate this Lease and surrender the Leased Premises to Lessor. Unless so terminated, this Lease shall remain in full force and effect for the remainder of the Term as to the usable portion of the Leased Premises.

            (d)     LESSOR'S ELECTION TO RESTORE

                    If Lessor notifies Lessee during the Notice Period that Lessor elects to restore and repair the Leased Premises, then this Lease shall remain in full force and effect; PROVIDED, HOWEVER, that if Lessor fails to commence such repairs and restoration within a reasonable time thereafter or fails to pursue and implement such repairs and restoration with reasonable diligence (subject only to events beyond Lessor's control as provided in Section 10.5 hereof, then Lessee, at Lessee's option, may cancel this Lease and surrender the Leased Premises to Lessor.

            (e)     REDUCTION OF RENT

                    To the extent that this Lease remains in effect following damage to the Leased Premises by fire or other casualty, the Rent for the time period commencing on the date of the damage and ending on the date on which Lessor completes repair and restoration of the Leased Premises as provided under Section 6.1((a)) hereof shall be reduced on an equitable basis to take into account the elimination of the portion of the Leased Premises made untenantable by such fire or other casualty; PROVIDED, HOWEVER, that the Rent shall not be reduced or abated if the damage or destruction of the Leased Premises, whether total or partial, is the result of the negligence of Lessee, or Lessee's officers, managers, members, directors, partners, agents, employees, representatives, guests or invitees

            (f)     LESSEE'S CONTINUING OBLIGATION TO INSURE

                    Any termination by the Lessee of the Lease under this
Section 6.1 shall not relieve Lessee of any liabilities to Lessor regarding Lessee's responsibility for having insured the Leased Premises for the benefit and interest of Lessor as provided under this Lease.

     6.2    EMINENT DOMAIN

            (a)     TERMINATION OF LEASE AS TO PORTION OF LEASED PREMISES
                    TAKEN

                    In the event that all or any portion of the Leased Premises is taken under the power of eminent domain by any competent authority, this Lease shall terminate as to the part so taken as of the date on which Lessee is required to yield possession thereof to the taking authority.

            (b)     TAKING OF LESS THAN A SUBSTANTIAL PORTION OF THE LEASED
                    PREMISES

                    If the taking of a portion of the Leased Premises is not a Substantial Portion, then Lessor shall make all repairs, alterations and replacements as may be necessary in order to restore the portion of the Leased Premises not taken to useful condition to the extent of the available condemnation award and the Rent shall be reduced on an equitable basis to take into account the elimination of the portion of the Leased Premises taken.

            (c)     TAKING OF A SUBSTANTIAL PORTION OF THE LEASED PREMISES

                    If the taking of a portion of the Leased Premises substantially impairs the usefulness of the Leased Premises for the purposes for which the Leased Premises were being used by Lessee immediately prior to the taking, then either Lessor or Lessee shall have the option to terminate this Lease as of the date on which Lessee is required to yield possession of the portion taken to the taking authority, which option shall be exercised by Lessor or Lessee by written notice delivered to the other of them on or prior to such date. Unless this Lease is so terminated, Lessor shall make all repairs, alterations and replacements as may be necessary in order to restore the portion of the Leased Premises not taken to as useful a condition as is practicable to the extent of available condemnation proceeds and the Rent shall be reduced on an equitable basis to take into account the elimination of the portion of the Leased Premises taken.

            (d)     SUBSTANTIAL PORTION

                    For all purposes of this Agreement, the term "SUBSTANTIAL PORTION" (I) any part of the building on the Leased Premises, (II) 10% or more of the parking spaces on the Leased Premises, (III) 15% or more of the land area demised as part of the Leased Premises, (IV) any property which materially and adversely affects the direct access from the Leased Premises to any adjacent street or highway, and (IV) any portion of the land or improvements, the absence of which is reasonably likely to have a substantial impact on the business of Lessee conducted in, or, or from the Leased Premises.

            (e)     CONTESTING TAKING; ALLOCATION OF PROCEEDS

                    Only Lessor shall have the right to contest any proposed or declared taking or condemnation of the fee of and leasehold in the Leased Premises. All compensation awarded for taking of the fee of and the leasehold in the Leased Premises shall belong to and be the property of Lessor, provided that Lessee shall have the right to make a separate claim for its own award for the compensation of its moving or relocation expenses or losses relating to Lessee's Trade Fixtures.

                                       ARTICLE
                                          7
                   UTILITIES; MAINTENANCE, ALTERATIONS AND REPAIRS;
                          CONSTRUCTION OF SPECIFIED BUILDING
                 ----------------------------------------------------


     7.1    UTILITIES

            Lessee shall timely pay for all heat, water, sewer service, gas, electricity, telephone and other utilities and services used in or about the Leased Premises, and all such utilities and services, as applicable, shall be metered to the Leased Premises in Lessee's name.

     7.2    MAINTENANCE AND REPAIRS

            (a)     LESSEE'S GENERAL OBLIGATION TO MAINTAIN

                    Lessee, at Lessee's expense, shall maintain the Leased Premises and all additions thereto and improvements thereof in good repair and condition throughout the Term and shall yield up the Leased Premises upon the expiration or sooner termination of this Lease in broom clean condition and in as good and tenantable condition as the Leased Premises were in at the beginning of the Term or at the time later added to the Leased Premises, as the case may be, normal wear and tear excepted.

            (b)     SPECIFIC MAINTENANCE OBLIGATIONS OF LESSEE

                    In furtherance of, and not by way of limitation of, Lessee's obligations under Section 7.2((a)) hereof, Lessee, at Lessee's expense, shall be responsible for all repairs, replacements and maintenance required with respect to the Leased Premises, including, but not limited to, the repair and/or replacement of (I) any burst, stopped or leaking water, gas, sewer or other pipes or plumbing fixtures or equipment, (II) any dysfunctional or malfunctioning lighting, electrical, or heating, ventilation and air conditioning components, circuits, facilities or systems, (III) any fences, parking areas, sidewalks, driveways, landscaping and signs, (IV) any sprinklers or other fire or smoke alarm or control devices and (V) any foundations, structural components, exterior or interior walls and surfaces, roofs, gutters, downspouts, ceilings, windows and doors.

            (c)     WAIVER OF LESSOR LIABILITY

                    Lessor shall not be responsible or liable to Lessee for any loss or damage resulting from any cause whatsoever, including, but not limited to, any loss or damage from any burst, stopped or leaking water, gas, sewer or other pipes or plumbing fixtures or equipment, or from any failure of or defect in any lighting, electrical, or heating, ventilation and air conditioning components, circuits, facilities or systems.

     7.3    ALTERATIONS BY TENANT

            (a)     NONSTRUCTURAL INTERIOR ALTERATIONS

                    Without any necessity of obtaining Lessor's consent, Lessee, at Lessee's expense, may from time to time during the Term make any interior alterations, additions, or improvements in and to the Leased Premises which Lessee may deem advisable and which do not affect the structural components of any building or other improvement. Any such interior alteration, addition, or improvement shall be made in a first class workmanship manner and in accordance with all valid requirements of municipal or other governmental authorities.

            (b)     STRUCTURAL ALTERATIONS

                    Lessee shall not make any structural additions or other alterations to, nor remove or demolish, any building or other improvement constituting a part of the Leased Premises without the prior written consent of Lessor, which shall not be unreasonably withheld.

            (c)     ALTERATIONS BECOME PART OF LEASED PREMISES

                    Lessee agrees that any and all improvements or alterations to the Leased Premises shall immediately become the property of the Lessor and shall remain upon and as part of the Leased Premises.

     7.4    MECHANICS OR MATERIALMEN'S LIENS

            Unless Lessee shall contest the validity thereof as hereinafter provided, Lessee shall not allow any mechanic's, materialman's, or other liens to be filed against the Leased Premises or any part thereof as a result of any act of omission by Lessee. Lessee may contest, by appropriate proceedings, the amount, validity or application of any mechanic's, materialman's, or other lien filed against the Leased Premises or any part thereof so long as (I) no part of the Leased Premises would be subject to loss, sale or forfeiture before determination of such contest, (II) Lessor is not subject to any criminal penalty as a result of the failure to pay such lien, and (III) Lessee conducts all such contests, at Lessee's expense, with due diligence and in good faith. If required by Lessor's mortgagee, Lessee shall cause any such lien to be discharged of record by posting a bond.

     7.5    SIGNS AND OTHER TRADE FIXTURES

            Lessee may construct, build, or install on the Leased Premises any and all racks, counters, tables, shelves, signage, and other trade fixtures and equipment of every kind or nature which might be necessary or desirable to the Lessee's use of the Leased Premises for permitted purposes (collectively, the "TRADE FIXTURES"). All such Trade Fixtures shall at all times be and remain the property of Lessee, and, so long as Lessee is not in default under this Lease, Lessee shall have the right to remove all or any part of the Trade Fixtures from the Leased Premises at any time during, or upon the expiration or sooner termination of, the Term; PROVIDED, HOWEVER, that Lessee shall repair or reimburse Lessor for the full costs of repairing any damage to the Leased Premises resulting from the installation or removal of such Trade Fixtures. It is specifically understood and agreed that all trademarks, trade names, service marks, signs, and other marks of identification used by Lessee in Lessee's business shall remain the exclusive property of Lessee at all times, and Lessor shall have no right, title, or interest in or to any of such trademarks, trade names, service marks, signs, or other marks of identification.

     7.6    LESSOR'S RIGHT OF ENTRY

            Lessor and Lessor's employees and agent shall have the right to enter the Leased Premises from time to time during reasonable hours and upon reasonable notice to Lessee (or at any time with or without notice in the event of any emergency) in order to (I) examine the Leased Premises, (II) make such repairs and alterations as may be necessary for the safety and preservation of the improvements on the Leased Premises (the cost of which repairs and alterations shall be borne by Lessee), but without any obligations to make any such repairs or alterations, or (III) exhibit the Leased Premises for sale or lease and place one or more "For Sale or Rent" signs on the Leased Premises during the 6 months immediately preceding the expiration of the Term, which signs shall not be removed by Lessee.

     7.7    CONSTRUCTION OF SPECIFIED BUILDING.

            (a)     LESSOR OBLIGATION TO CONSTRUCT SPECIFIED BUILDING.

     Lessor covenants and agrees to proceed with due diligence, at Lessor's expense and without reimbursement by Lessee (UNLESS AND UNTIL the Total Lessor Investment totals $1,625,000) to erect or cause to be erected on the Leased Premises a permanent building (containing approximately 7,000 square feet of usable space) and related improvements and site work (collectively, the "SPECIFIED BUILDING"). The Specified Building shall be based on, and constructed strictly in accordance with, the modified prototype "maxi" Tumbleweed restaurant plans and designs as reflected in those certain plans and specifications with respect to the Leased Premises dated _____________________ (the "Plans and Specifications") prepared by the architectural firm of BAYUS & EVOLA, (the "Project Architect"), SUBJECT, HOWEVER, to such changes as may be required from time to time by Lessee provided that such changes are consistent with the overall design and do not unreasonably delay the scheduled completion of construction and subject to any changes necessary to obtain building permits. All design, architectural, engineering, excavation and construction work shall be performed in a first class workmanship manner and in accordance with all applicable building codes and other requirements of governmental authorities. The work necessary to construct the specified building in accordance with the plans and specifications is referred to herein as "LESSOR'S WORK." Lessor's Work shall be deemed completed upon certification by the Project Architect that Lessor's Work is substantially complete and issuance of a certificate of occupancy for the Leased Premises. By opening the Leased Premises for business, and except as otherwise noted to Lessor in writing at or prior to the time of opening, Lessee shall be deemed to have (a) accepted the Leased Premises, (b) acknowledged that the same are in the condition called for hereunder, and (c) agreed that the obligations of Landlord imposed hereunder with respect to Lessor's Work have been fully performed.

            (b)     COMMENCEMENT AND COMPLETION OF CONSTRUCTION.

            Lessor agrees that the construction of the Specified Building shall commence within 30 days after the plans and specifications have been approved for construction purposes by Lessee and a building permit has been issued by applicable governmental authorities, and such construction shall be diligently pursued thereafter until completed. If the Specified Building is not completed within 6 months after commencement (unless such noncompletion is due to circumstances beyond the reasonable control of Lessor), Lessee may, at Lessee's sole option, take over the completion of the Specified Building and all sums expended for such purpose by Lessee (EXCEPT to the extent that any such amount, when paid by Lessor, would cause the Total Lessor Investment to exceed $1,625,000) shall be repayable to Lessee by Lessor upon demand.

            (c)     LESSEE'S WORK

                    Lessee shall be responsible for installing its equipment and Trade Fixtures ("Lessee's Work"). Lessee shall commence Lessee's Work as promptly as reasonably and feasibly possible after Lessor has notified Lessee that Lessor's Work has progressed to the point where Lessee's Work may be commenced. Lessee shall be permitted access to the Leased Premises in order to perform Lessee's Work provided that Lessee's Work shall be performed in such a manner as not to unreasonably interfere with Lessor's Work. Lessee shall indemnify Lessor and hold Lessor harmless from and against any loss, claim, or expense, including damage to property, injuries to person, or mechanics' or materialmen's liens arising out of the performance of Lessee's Work by Lessee, its employees, agents, and contractors.

            (d)     LESSEE'S PAYMENT OF EXCESS CONSTRUCTION COSTS.

                    Lessor and Lessee agree that Lessor's obligation to pay for the construction of the Specified Building shall not exceed an amount which would cause the Total Lessor Investment to exceed $1,625,000. Any amounts in excess of Lessor's obligations which are necessary in order to construct the Specified Building in accordance with the plans and specifications, as approved by Lessee, shall be paid by Lessee when due.

            (e)     WAIVER OF LESSEE LIABILITY WITH RESPECT TO CONSTRUCTION.

                    Nothing in this Lease shall be construed in any way as constituting the Lessor as the agent of the Lessee in designing, engineering, or constructing the Specified Building or any other improvements to the Leased Premises. Lessee shall not be answerable or accountable in any way for any loss or damage arising from the negligence or carelessness of Lessor or Lessor's contractor or any of their subcontractors, officer, directors, partners, employees, agents, or representatives by reason of Lessor's constructing said improvements pursuant to the terms of this Lease. Lessor shall pay all of its contractors or subcontractors regarding the scope of its improvements to the Leased Premises and shall remove, if applicable, any mechanics' liens which may be filed against the Leased Premises as a result of Lessor's non-payment of contract sums due to its contractors and subcontractors. Lessor shall further assign, transfer or otherwise convey to Lessee any of its or its contractor's or subcontractor's manufacturer's or vendor's performance warranties or quality of construction guarantees, or any construction or maintenance service contracts, with respect to the scope of construction or repairs as performed by Lessor on or to the Leased Premises.

                                       ARTICLE
                                          8
                                        TAXES
                 ----------------------------------------------------


     8.1    ADDITIONAL RENT FOR REAL PROPERTY TAXES

            (a)     LESSEE OBLIGATION TO PAY REAL PROPERTY TAXES

                    As Additional Rent hereunder, Lessee shall pay all Real Property Taxes (as hereinafter defined) applicable to the Leased Premises during the Term, commencing with those due and payable in calendar year 1995; PROVIDED, HOWEVER, that the Real Property Taxes for any year which are payable by Lessee shall be subject to a prorata adjustment based upon the number of days of said year during which the Leased Premises are leased to Lessee. For all purposes of this Lease, the term "REAL PROPERTY TAXES" shall include any form of assessment, licensing, commercial rental tax, levy, penalty, ad valorem tax, or other tax (other than income, inheritance and estate taxes) imposed upon Lessor with respect to the Leased Premises, or otherwise against or with respect to the Leased Premises, by any authority having the direct or indirect power to tax, including any city, county, state or federal Government, and any school, agricultural or other improvement district thereof.

            (b)     NOTICE AND PAYMENT

                    Following receipt by Lessor of the then current bills for Real Property Taxes due and payable in 1995 or later years during the Term, Lessor shall forward a copy thereof to Lessee. Within 30 days after receipt of such notice from Lessor, Lessee shall pay to Lessor any amount properly stated therein to be due (SUBJECT, HOWEVER, to the prorata adjustment for any partial year within the Term, as provided for under Section 8.1((a)) hereof).

     8.2    PERSONAL PROPERTY TAXES.

            Lessee shall pay, prior to delinquency, all taxes assessed against or with respect to any Trade Fixtures, furnishings, equipment, or other personal property contained in the Leased Premises. Any such taxes imposed upon or otherwise payable by Lessor shall be treated and included as Real Property Taxes which are subject to the provisions of Section 8.1 hereof.

     8.3    INCOME TAXES

            Nothing in this Lease shall be construed as requiring Lessee to pay (I) any municipal, state or Federal income taxes assessed against Lessor,
(II) any municipal, state, or Federal capital, levy, estate, succession, inheritance, or transfer taxes of Lessor, or (III) any corporate franchise taxes imposed upon any corporate owner of the fee of the Leased Premises.

                                       ARTICLE
                                          9
                   ESTOPPEL CERTIFICATES; SUBORDINATION; ATTORNMENT
                 ----------------------------------------------------


     9.1    ESTOPPEL CERTIFICATE

            (a)     LESSEE'S OBLIGATION TO EXECUTE ESTOPPEL CERTIFICATE WHEN
                    REQUESTED

                    From time to time, upon at least 10 days prior written notice from Lessor, Lessee shall execute, acknowledge and deliver to Lessor, at no cost to Lessor, a statement in writing (I) certifying that, as of the date of such statement, this Lease is unmodified and in full force and effect (or, if modified at such time, stating the nature of such modification and certifying that this Lease, as so modified, is then in full force and effect), and the Base Rent Commencement Date, (II) certifying the date to which the Rent and other charges are then paid in advance, if any, and the amount of the Rent and other charges paid by Tenant, and (III) acknowledging that, as of the date of such statement, there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Leased Premises.

            (b)     FAILURE OF LESSEE TO DELIVER ESTOPPEL CERTIFICATE

                    Lessee's failure to deliver such statement within the 10 day period provided for under Section 9.1((a)) above shall be conclusive upon Lessee that, as of the end of such 10 day period (I) this Lease is in full force and effect, without modification except as may be represented by Lessor; (II) there are no uncured defaults on the part of Lessor hereunder; and (III) not more than one month's rent has been paid in advance.

            (c) LESSEE OBLIGATION TO FURNISH FINANCIAL AND TAX INFORMATION TO LENDERS

                    If Lessor desires to finance or refinance the Leased Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements and tax returns as may be reasonably required by such lender. All such financial statements and tax returns shall be received by Lessor in confidence and shall be used only for the purpose herein set forth.

     9.2    MORTGAGE SUBORDINATION

            Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee agrees that this Lease shall at all times be subject and subordinate to (I) all mortgages, liens, security interests, and other encumbrances (hereinafter sometimes referred to collectively as "MORTGAGES" and each individually as a "MORTGAGE") against the Leased Premises as of the date of execution of this Lease, including, but not limited to, the extent to which such Mortgages secure current and future advances made under current debts and obligations of Lessor, and (II) all Mortgages subsequently placed on the Leased Premises by or with the consent of Lessor. Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee agrees that, upon written demand by Lessor and at no cost to Lessor, Lessee shall execute such documents as may be required at any time and from time to time to effectuate and evidence such subordinations.

     9.3    NONDISTURBANCE AGREEMENTS

            If, as of the date of execution of this Lease, there are any Mortgages against the Leased Premises, or if Lessor shall subsequently encumber or permit the encumbrance of the Leased Premises by any Mortgages, Lessor shall have the mortgagee, lienholder or other secured party with respect to each Mortgage execute a non-disturbance agreement providing that, so long as Lessee is not in default under this Lease and continues to perform all of its obligations under this Lease, (I) Lessee's tenancy shall not be disturbed, (II) this Lease shall not be affected by any default under such Mortgage, and (III) in the event of any foreclosure or other enforcement of such Mortgage, and notwithstanding any resulting transfer of Lessor's rights under this Lease, the rights of Lessee under this Lease shall expressly survive and this Lease shall in all respects continue in full force and effect.

     9.4    DEFAULT OF LESSOR UNDER MORTGAGES

            If Lessor defaults in making payments under any Mortgage, or if Lessor is otherwise in default under any Mortgage, Lessee shall have the right to pay any or all Rent thereafter becoming due under this Lease to the mortgagee, lienholder, or secured party under such Mortgage instead of to Lessor, and any payments so made shall, to the extent thereof, discharge the obligation of Lessee hereunder respecting the payment of such Rent. Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee shall execute an acceptance of, and shall fully comply with the terms of, any collateral or conditional assignment of rents executed by Lessor.

     9.5    LESSEE'S NOTICE TO MORTGAGEES OF LESSOR'S DEFAULTS UNDER THIS
            LEASE

            Lessee agrees that Lessee will give reasonably detailed notice to any holder of a Mortgage with respect to the Leased Premises (PROVIDED, HOWEVER, that Lessee has been notified in writing of the name and address of such Mortgage holder) of any default of Lessor which would entitle Lessee to terminate this Lease or reduce or abate the Rent hereunder. Such Mortgage holder shall have the right, but not the obligation, to cure such default within a period of 30 days after such notice (or within such longer period of time as may reasonably be required to cure such default if such default cannot reasonably be cured within said 30 day period), and Lessee shall not terminate this Lease or reduce or abate the Rent hereunder during such period.

     9.6    ATTORNMENT

            If any person shall succeed to all or any part of Lessor's interest in the Leased Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, and if so requested or required by such successor in interest, Lessee shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request; provided, however, in any such event, that such successor to Lessor's interest shall execute a nondisturbance agreement as described in
Section 9.3 hereof.

                                       ARTICLE
                                          10
                                       DEFAULT

     10.1   DEFAULT BY LESSEE; REMEDIES

            (a)     MATERIAL DEFAULT AND BREACH BY LESSEE

                    The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                    (i)    The vacating or abandonment of the
            Leased Premises by Lessee for 60 days out of any period of 120 consecutive days during the Term.

                    (ii)   The failure by Lessee to make any
            payment of Rent or any other payment required to be made by Lessee under this Lease as and when due and the continuance of such failure for a period of 10 days after written notice thereof to Lessee, Lessee hereby waiving any statutory notice of default for nonpayment of Rent.

                    (iii)  The failure by Lessee to observe or
            perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Lessee, other than those described in Section 10.1((a))((ii)) above, and the continuance of such failure for a period of 30 days after written notice thereof from Lessor to Lessee; PROVIDED, HOWEVER, that if the nature of Lessee's default is such that more than 30 days is reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within such 30 day period and thereafter diligently pursues such cure to completion.

                    (iv)   The making by Lessee of any general
            assignment or general arrangement for the benefit of creditors.

                    (v)    The filing by or against Lessee of a
            petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, such action is dismissed within 60 days).

                    (vi) The appointment of a trustee or receiver to take possession of all or substantially all of Lessee's assets located at the Leased Premises or of Lessee's interests under this Lease, unless possession is restored to Lessee within 60 days.

                    (vii)  The attachment, execution, or other
            judicial seizure of all or substantially all of Lessee's assets located at the Leased Premises or of Lessee's interests under this Lease, unless such seizure is bonded or discharged within 60 days.

            (b)     LESSOR'S REMEDIES UPON DEFAULT BY LESSEE

                    In the event of any material default or breach by Lessee, as provided under Section 10.1((a)) above, Lessor may at any time thereafter, with or without additional notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                    (i)    Terminate Lessee's right to possession
            of the Leased Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Leased Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages reasonably incurred by Lessor by reason of Lessee's default, including, but not limited to, (I) the cost of recovering possession of the Leased Premises, (II) the expenses of reletting, the cost of any reasonably required new tenant improvements and allowances, reasonable attorneys' fees, and any real estate commissions actually paid, and (III) the reasonable present value as of the date that Lessor recovers possession of the Leased Premises of THE EXCESS OF (A) the amount of unpaid Rent which would have been due and payable during the balance of the Term after such date had the Lease not been terminated by reason of Lessee's default, OVER (B) the amount of net rental income reasonably estimated to be received by Lessor during such period through reletting of the Leased Premises. Lessor shall exercise Lessor's best efforts to mitigate damages against Lessee by re-letting the Leased Premises in a prompt and commercially reasonable manner.

                    (ii) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Leased Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

                    (iii)  Require specific performance by Lessee
            of Lessee's obligations under this Lease.

                    (iv) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Ohio.

     10.2   DEFAULT BY LESSOR

            (a)     MATERIAL DEFAULT AND BREACH BY LESSOR

                    A material default and breach of this Lease by Lessor shall occur upon the failure by Lessor to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Lessor and the continuance of such failure for a period of 30 days after written notice thereof from Lessee to Lessor; PROVIDED, HOWEVER, that if the nature of Lessor's default is such that more than 30 days is reasonably required for its cure, then Lessor shall not be deemed to be in default if Lessor commences such cure within such 30 day period and thereafter diligently pursues such cure to completion.

            (b)     LESSEE'S REMEDIES UPON DEFAULT BY LESSOR

                    In the event of any material default or breach by Lessor, as provided under Section 10.2((a)), Lessee may at any time thereafter, with or without additional notice or demand and without limiting Lessee in the exercise of any right or remedy which Lessee may have by reason of such default or breach:

                    (i) Remedy such breach or default and deduct from the Rent then or thereafter due under this Lease the reasonable costs of such remedy, including interest thereon at the Prime Rate plus 2% per annum until recovered through such Rent offsets offsets against the Rent then or thereafter due under this Lease.

                    (ii)   Require specific performance by Lessor
            of Lessor's obligations under this Lease.

                    (iii) Pursue any other remedy now or hereafter available to Lessee under the laws or judicial decisions of the State of Ohio.

     10.3   REMEDIES CUMULATIVE

            All rights and remedies of Lessor enumerated in Section 10.1((a)) hereof and all rights and remedies of Lessee enumerated in Section 10.2((a)) hereof shall be cumulative, and none shall exclude any other right or remedy allowed by law or equity. Said rights and remedies may be exercised and enforced concurrently or successively from time to time at Lessor's or Lessee's option, respectively.

     10.4   ATTORNEY FEES AND COSTS

            If any party shall default with respect to any of such party's obligations under this Lease, such defaulting party shall pay all costs, expenses, and reasonable attorneys' fees which are incurred or paid by the other parties to this Lease in enforcing the covenants and agreements of the defaulting party under this Lease.

     10.5   FORCE MAJEURE

            In the event that either Lessor or Lessee shall be delayed in, hindered in, or prevented from the performance of any act required hereunder by reason of any strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or the act, failure to act, or default of the other party, or for other reasons beyond such party's control, then such party's performance of such act shall be excused during the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

     10.6   WAIVER OF CERTAIN DEFENSES

            Should either Lessor or Lessee seek recourse to equity to enforce any of its rights under this Lease by specific performance, injunction, or other equitable relief, the other party agrees to, and hereby does waive any defense(s), which it might otherwise have that there is any adequate remedy at law.


                                       ARTICLE
                                          11
                                RIGHT OF FIRST REFUSAL
                            --------------------------------

     11.1   EXERCISE OF RIGHT OF FIRST REFUSAL

            During the Term, if (I) Lessor shall receive a bona fide offer to purchase or otherwise acquire all or any part of the Leased Premises and Lessor shall desire to accept such offer, or (II) Lessor shall make an offer to sell or otherwise dispose of all or any part of the

Leased Premises, then, EXCEPT as otherwise provided under Section 11.4 below, Lessor shall grant Lessee the right to purchase or acquire such interests in the Leased Premises at the price and on the other terms and conditions of the offer so made. Lessor shall give written notice to Lessee of any such offer, which notice shall attach a true and correct copy of the offer, if in writing, or otherwise shall describe in detail all of the terms and conditions of the offer. Lessee shall have a period of ten (10) days after such notice is given within which to exercise Lessee's right of first refusal under this Article 11 by giving written notice of such exercise to Lessor. Notwithstanding anything herein which might be construed to the contrary, the closing of Lessee's acquisition of all or any portion of the Leased Premises pursuant to this Article 11 shall occur no sooner than 30 days after Lessee's exercise of Lessee's right of first refusal. The foregoing right of first refusal shall be subordinate to the lien of any mortgage on the Leased Premises, but shall apply in the event of any sale by foreclosure or otherwise by the mortgagee.

     11.2   FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL

            If Lessee shall fail or neglect to timely exercise Lessee's right of first refusal after receipt of the notice from Lessor provided for under
Section 11.1, then Lessee's right of first refusal as to the offer set forth in such notice from Lessor shall expire and Lessor may sell or otherwise dispose of the Leased Premises to the person who made such offer upon the terms and conditions thereof (all as described in Lessor's notice to Lessee). Any such sale or other disposition shall be subject to all of the terms, conditions, and covenants of this Lease and any present or future leases of the Leased Premises (including the right of first refusal rights provided for under this Article 11 as to any subsequent offers).

     11.3   TRANSFER OF EQUITY INTERESTS IN LESSOR

            If Lessor is a corporation, joint venture, partnership, or limited liability company, the transfer of any or all of the equity interests in such entity shall be subject to right of first refusal rights in favor of Lessee under terms and conditions substantially similar to those set forth in the other provisions of this Article 11.

     11.4   TRANSFERS TO RELATED PARTIES EXCLUDED

            Notwithstanding any other provision of this Article 11 which might be construed to the contrary, Lessee shall be given notice of any proposed transfer, for nominal or no consideration, of all or any part of the Leased Premises or of the equity interests described in Section 11.3 to any Related Party with respect to Lessor, BUT Lessee shall have no right of first refusal rights with respect to such proposed transfers. For all purposes of this Lease, the term "RELATED PARTY" with respect to Lessor shall mean (I) any entity controlling, controlled by, or under common control with Lessor,
(II) any owner of the equity interests in Lessor, if Lessor is an entity,
(III) any individual related by blood or marriage to Lessor, if Lessor is an individual, or to the owners of the equity interests in Lessor, if Lessor is an entity, and (IV) any entity the equity interests of which, or the beneficial interests in which, are owned by any of the individuals or entities described in the foregoing clauses of this sentence.

                                       ARTICLE
                                          12
                                    MISCELLANEOUS
                               -------------------------

     12.1   ASSIGNMENT OR SUBLETTING

            Lessee shall not assign this Lease in whole or in part or sublease all or any portion of the Leased Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Lessee may assign this Lease in whole or in part or sublease all or any portion of the Leased Premises without the prior written consent of Lessor to any entity controlling, controlled by, or under common control with, Lessee. Unless otherwise agreed to by Lessor, in the event of any assignment or sublease of this Lease by Lessee permitted under this Section 12.1, Lessee shall remain fully liable to Lessor in connection with this Lease and with respect to the Leased Premises. Lessor may freely assign any or all of its rights and obligations under this Lease.

     12.2   SUCCESSOR LESSOR'S LIABILITY

            The term "Lessor" as used herein at any time shall mean only the owner or owners at such time of the fee title to the Leased Premises and, in the event of any transfer of such title, Lessor herein named (and in case of any subsequent transfers, then the transferor) shall be relieved from and after the date of such transfer of all liability with respect to Lessor's obligations under this Lease thereafter to be performed; PROVIDED, HOWEVER, that any funds in the hands of Lessor or the then transferor at the time of such transfer, in which Lessee has an interest, shall be delivered to the transferee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership.

     12.3   RELATIONSHIP OF THE PARTIES

            Nothing contained in this Lease shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, partnership, or joint venture between or among any of the parties.

     12.4   ENTIRE AGREEMENT

            It is expressly understood and agreed by and among the parties hereto that this Lease sets forth all the promises, agreements, conditions and understandings between Lessor and Lessee relative to the Leased Premises and that there are no other promises, agreements, conditions or understandings, either oral or written, among them other than as are herein set forth. It is further understood and agreed that no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them, and by direct reference therein made a part hereof.

     12.5   NOTICES

            (a)     DELIVERY OF NOTICE

                    All notices, demands, requests, consents, approvals, offers, counteroffers or other communications required or permitted under this Lease shall be in writing and (I) delivered by personal delivery to such intended recipient, which personal delivery shall be evidenced by a written receipt therefor signed by such recipient, (II) sent by United States certified, registered or express mail, return receipt requested, postage prepaid, or by reputable express delivery service (such as Federal Express, UPS, Airborne, Purolator, or DHL), fees prepaid, addressed to the intended recipient thereof, at the address listed for such party below, or at such other address as such party shall furnish in writing to the other parties to this Lease, or (III) transmitted by fax to such intended recipient at the fax number listed for such party below (or such other fax number as such party shall furnish in writing to the other parties to this Lease), receipt of which transmission shall be confirmed by such recipient.


       TO LESSOR:          Keller, LLC
                           Attn:  George R. Keller
                           4201 Paoli Peak
                           Floyds Knobs, Indiana 47119
                           Fax: (502) ____________________

       WITH COPY TO:       Joseph L. Ardery, Esq.
                           Brown Todd & Heyburn
                           3200 Providian Center
                           Louisville, Kentucky 40202-3363
                           Fax (502) 581-1087

       TO LESSEE:          Tumbleweed, LLC
                           A Kentucky Limited Liability Company
                           1900 Mellwood Avenue
                           Louisville, Kentucky 40206
                           ATTENTION: John A. Butorac, Jr. & James M.
                           Mulrooney, Managers
                           Fax: (502) 893-6676

     WITH COPY TO:         Roth & Cooper, P.S.C.
                           1230 Liberty Bank Lane, Suite 200
                           Louisville, Kentucky 40222-5763
                           ATTENTION: David M. Roth
                           Fax: (502) 425-1295

            (b)     EFFECTIVE DATE OF NOTICE; RESPONSE PERIOD

                    All such notices, demands, requests, consents, approvals, offers, counteroffers or other communications shall be effective upon being personally delivered and properly receipted, two (2) days after being properly addressed and deposited in the United States mail or with a reputable express delivery service or upon being transmitted by fax and properly receipted, as set forth above. However, the time period in which a response to any such notice, request, demand, consent, approval, offer, counteroffer or other communication must be given shall commence to run from the date of receipt of personal delivery, the date on the return receipt or express delivery receipt, or the date of confirmation of receipt of the fax, as the case may be, of the notice, request, demand, consent, approval, offer, counteroffer or other communication by the addressee thereof; PROVIDED, HOWEVER, that if any party rejects delivery of any such notice, request, demand, consent, approval, offer, counteroffer or other communication properly sent by mail or express delivery service, or fails or neglects to accept delivery after two (2) attempts to so deliver by postal or express delivery authorities, as the case may be, the time period for a response shall commence two (2) days following the proper mailing or depositing with the express delivery service, as the case may be, of such notice, request, demand, consent, approval, offer, counteroffer or other communication.

     12.6   NO WAIVER

            No waiver by any party of any provisions of this Lease, nor any default by any party, shall affect the rights of the waiving or nondefaulting party or parties thereafter to enforce such provision or to exercise any right or remedy in the event of any other default, whether similar or dissimilar. No waiver shall be binding unless executed in writing by the party making the waiver, nor shall any waiver constitute a continuing waiver.

     12.7   SEVERABILITY AND INVALIDITY

            The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions hereof; PROVIDED, HOWEVER, should any provision hereof providing for the payment of any rents, compensation or reimbursement to Lessor be invalid or unenforceable, Lessor may, at its sole option, terminate this Lease at any time giving Lessee 10 days' prior written notice of such election to terminate.

     12.8   CAPTIONS, HEADINGS AND SUMMARY

            The captions and headings throughout this Lease and the Summary at the beginning of this Lease are for convenience and reference only and the words contained in such captions, headings and Summary shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision or the scope or intent of this Lease, nor in any way affect this Lease.

     12.9   SUCCESSORS AND PERMITTED ASSIGNS

            Subject to the provisions of Section 12.2 hereof, the terms, covenants and conditions of this Lease shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     12.10  GENDER

            The use of any gender in this Lease shall include all other genders, the singular shall include the plural, and the plural shall include the singular, as the context may require.

     12.11  RECORDING

            No party to this Lease shall record this Lease without the other parties' prior written consent, but each party shall, upon request of any other party, execute, acknowledge and deliver to such other party a "short form" memorandum of this Lease for recording purposes.

     12.12  GOVERNING LAW

            This Lease shall be construed and interpreted in accordance with the laws of the State of Ohio without regard to any conflict of laws provisions.

     12.13  COUNTERPARTS

            This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     12.14  FURTHER ASSURANCES

            From time to time, at any party's request and without further consideration, each party shall execute and deliver such further instruments, and take such other actions as the requesting party may reasonably request, in order to more effectively implement the transactions contemplated herein.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first hereinabove written.

                                   LESSOR:

/s/ Marlyn L. Gibson               KELLER, LLC
-------------------------------
WITNESS

                                   By: /s/ George R. Keller
-------------------------------    -------------------------------
WITNESS                            GEORGE R. KELLER, MEMBER

                                   LESSEE:

/s/ Kay Gru???                     TUMBLEWEED, LLC
-----------------------
WITNESS


/s/ Pam Brown                      BY:  /s/ John A. Butorac, Jr.
-----------------------                 ------------------------------
WITNESS                                 JOHN A. BUTORAC, JR., MANAGER


                                   BY:  /s/ James M. Mulrooney
                                        ---------------------------------
                                        JAMES M. MULROONEY, MANAGER

                                      EXHIBIT A

                         LEGAL DESCRIPTION OF LEASED PREMISES


That certain parcel of land, together with all improvements, privileges and appurtenances thereto and all right, title and interest, if any, of Lessor in and to any property lying in the bed of any street, road, highway, or avenue opened or proposed in front of, adjacent to, or adjoining such land, located in the City of Springdale, Hamilton County, Ohio, being a portion of Hamilton County Auditors Parcel 599-43-56, and being more particularly described as follows:

     SITUATE in Section 12, Town 3, Entire Range 1, Springfield Township, City of Springdale, Hamilton County, Ohio, and being more particularly described as follows:

            COMMENCING at a point in the west line of Princeton Pike at the southeast corner of Lot 8 of Tri-County Merchandise Park, Block A, as recorded in Plat Book 210, page 57, Hamilton County Recorder's Office, said point being South 01DEG. 00' 00" West, 527.64 feet along the east line of Section 12 and North 65DEG. 12' 00" West, 43.72 feet from the intersection of the centerlines of Princeton Pike and Tri-County Parkway and said east line of Section 12;

            THENCE along the west line of Princeton Pike, South 01DEG. 00' 00" West, 129.64 feet to the True Point of Beginning; THENCE, continuing along the same, South 01DEG. 00' 00" West, 181.00 feet to a point; THENCE, North 89DEG. 00' 00" West, 415.34 feet to a point; THENCE, North 01DEG. 00' 00' East, 21.96 feet to a point; THENCE, North 24DEG. 48' 00" East, 173.82 feet to a point; THENCE, South 89DEG. 00' 00" East, 345.00 feet to The Point of Beginning.

            CONTAINING 1.5978 acres of land, more or less, and being subject to all legal easements and rights-of-way on record.